UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

POINT BLANK SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13112	11-3129361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2102 SW 2nd Street, Pompano Beach, Florida		33069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 630-0900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Changes in Registrant’s Certifying Accountant.

Dismissal of MarcumRachlin, a division of Marcum LLP

On June 29, 2009, the Company dismissed MarcumRachlin, a division of Marcum LLP (formerly known as Rachlin LLP) (“MarcumRachlin”), as the Company’s independent registered public accounting firm, effective immediately.  The dismissal of MarcumRachlin was approved by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”).

MarcumRachlin’s reports on the consolidated financial statements of the Company as at and for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2008 and 2007 and through the date of dismissal, there were no disagreements with MarcumRachlin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to MarcumRachlin’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years.  During the fiscal years ended December 31, 2008 and 2007 and through the date of dismissal, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MarcumRachlin with a copy of the foregoing disclosure and requested MarcumRachlin to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made.  A copy of such letter, dated July 2, 2009, furnished by MarcumRachlin, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Crowe Horwath LLP

On July 1, 2009, the Company engaged Crowe Horwath LLP (“Crowe”) as the Company’s new independent registered public accounting firm.  The engagement of Crowe was approved by the Audit Committee.

During the fiscal years ended December 31, 2008 and 2007 and through the date of the engagement of Crowe, the Company did not consult with Crowe with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

16.1	Letter, dated July 2, 2009, from MarcumRachlin, a division of Marcum LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT BLANK SOLUTIONS, INC.

Dated: July 2, 2009	By:	/s/ Michelle Doery
		Name:	Michelle Doery
		Title:	Chief Financial Officer